Exhibit 10.63

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

As a result of the FCC Detariffing Order, this document is now being referred to as a “Service Order Attachment-Voice/Data Services (“Attachment”) and AT&T Tariffs are now being referred to as their successor the AT&T Business Service Guide at http://att.com/serviceguide/business (“Service Guide”). This document replaces and supersedes the previously filed version of the Contract Tariff.

1. Services/Offers Provided: AT&T will provide the following Services/Offers to the Customer under this Attachment pursuant to AT&T Business Service Guide located at http://www.att.com/serviceguide/business (the “Service Guide”) as amended from time to time. The Rates, Discounts and other provisions stated in this Attachment are in lieu of the comparable provision stated in the Service Guide.

•	AT&T SDN OneNet Service

•	AT&T Global Inbound Service

•	AT&T Audio and Video TeleConference Services*

•	AT&T Toll-Free Services (including Advanced Features)

•	AT&T MEGACOM Service

•	AT&T Frame Relay Service (FRS)

•	AT&T International Satellite Service

•	AT&T Private Line Services

•	AT&T Local Channel Services

*	The Customer must identify with each order for AT&T Audio and Video TeleConference Services that such services are to be provided under this Attachment.

2. Attachment Term; Renewal Options - The term of this Attachment is 10 years and commenced on October 1, 2000. The amended Effective Date of this Attachment (EDA) is upon signature by both parties and is used to determine the applicable Rate Effective Date. The Rates and Discounts set forth in this amended Attachment commence on the applicable Rate Effective Date as shown below.

For the following Services/Offers Provided under this Attachment	If the amended EDA is:	Then the amended rates and discounts for these services can commence on the applicable Rate Effective Date, as follows:
VOICE SERVICES: AT&T SDN OneNet Services/AT&T Toll Free Services, Global Inbound Service (Global IS) and AT&T Audio and Video TeleConference Services	On or before the 10th of the month	The first day of the first full billing month following the amended EDA

VOICE SERVICES: AT&T SDN OneNet Services/AT&T Toll Free Services, Global Inbound Service (Global IS) and AT&T Audio and Video TeleConference Services	After the 10th of the month	The first day of the second full billing month following the amended EDA

For the following Services/Offers Provided under this Attachment	If the amended EDA is:	Then the amended rates and discounts for these services can commence on the applicable Rate Effective Date, as follows:
VOICE SERVICES: AT&T MEGACOM Service	On or before the 10th of the month	The first day of the first full billing cycle following the amended EDA

VOICE SERVICES: AT&T MEGACOM Service	After the 10th of the month	The first day of the second full billing cycle following the amended EDA

AT&T PROPRIETARY

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

For the following Services/Offers Provided under this Attachment	Then the amended rates and discounts for these services can commence on the applicable Rate Effective Date, as follows:
DATA SERVICES: AT&T Private Line Services, AT&T Frame Relay Services, AT&T International Satellite Service and AT&T Local Channel Services	On the amended EDA

If, at the end of the Attachment Term, the Customer has failed to satisfy the MARC in Section 3, following, this Attachment may be renewed in its entirety for an additional 6-month period at the rates, terms and conditions then in effect under this Attachment, provided AT&T receives in writing, the Customer’s order to renew at least 45 days prior to the last day of the initial term.

3. Minimum Annual Revenue Commitment - The Minimum Annual Revenue Commitment (MARC) for AT&T Services provided under this Attachment and the Data portion of the MARC (subMARC-D), are as follows:

ATTACHMENT TERM YEAR	YEAR 1	YEAR 2	YEAR 3	YEAR 4	YEAR 5
MARC	$7,400,000	$7,400,000	$7,400,000	$7,400,000	$7,400,000
subMARC-D	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000

ATTACHMENT TERM YEAR	YEAR 6	YEAR 7	YEAR 8	YEAR 9	YEAR 10
MARC	$3,400,000	$3,400,000	$3,400,000	$3,400,000	$3,400,000
subMARC-D	$450,000	$450,000	$450,000	$450,000	$450,000

The MARC will be satisfied by the “MARC-eligible charges” which are the total of the following charges:

Gross Monthly Usage Charges (GMUC) as specified in the SDN OneNet Discount Plan (including undiscounted recurring charges for AT&T SDN OneNet Services Optional Features, AT&T Toll-Free Services Optional Features and AT&T Global Inbound Service GMUCs for the services provided under this Attachment;

Undiscounted recurring charges incurred by the Customer for Global Inbound Service;

Undiscounted recurring charges incurred by the Customer for DSVPP-eligible Service Components;

Undiscounted recurring charges incurred by the Customer for Access Value Arrangement (AVA) with the Universal Terrestrial 1.544 Mbps Local Channel Access Arrangement (AVA/UTA);

Undiscounted recurring charges incurred by the Customer for the following AT&T International Private Line services: International Full Channel Service-Overseas-Overseas Cable Digital Channels, Voice Grade Private Line Service-Overseas Half Channels, International ACCUNET Digital Services-Half Channels;

GMUCs for the AT&T Conference Services consisting of the following: Audio-Teleconference Bridge-Dial-Out Conference-Domestic and International, Meet-Me Bridge Arrangement Options 2 and 3-Domestic and International, AT&T Event TeleConference Service-Domestic and International (including charges for AT&T Conference Services Optional Features as agreed to by AT&T and the Customer); and

Undiscounted recurring charges incurred by the Customer for AT&T ACCU-Ring Network Access Service which have been ordered under a separate contract between the Customer and AT&T, excluding Special Construction Charges and Individual Case Basis contracts; and

Alternative communications capabilities, which have been ordered under a separate contract between the Customer and AT&T and which have been mutually designated in writing by the parties prior to or during the term of this Attachment

AT&T PROPRIETARY

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

SubMARC-D - The portion of the MARC for Data Services (subMARC-D) will be satisfied from the “Data Services-eligible” charges which are the undiscounted recurring charges for the following service components provided under this Attachment:

DSVPP-eligible Service Components;

Undiscounted recurring charges incurred by the Customer for Access Value Arrangement (AVA) with the Universal Terrestrial 1.544 Mbps Local Channel Access Arrangement (AVA/UTA);

AT&T International Private Line Services as follows: International Full Channel Service-Overseas-Overseas Cable Digital Channels, Voice Grade Private Line Service-Overseas Half Channels, and International ACCUNET Digital Services-Half Channels;

Undiscounted recurring charges incurred by the Customer for AT&T ACCU-Ring Network Access Service which have been ordered under a separate contract between the Customer and AT&T, excluding Special Construction Charges and Individual Case Basis contracts; and

Alternative Data Communications Capabilities, which have been ordered under a separate contract between the Customer and AT&T and which have been mutually designated in writing by the parties prior to or during the term of this Attachment.

If, on any anniversary of the start of the Attachment Term, the Customer has failed to satisfy the MARC or any of the subMARCs for the preceding year, the Customer will be billed a shortfall charge in an amount equal to the greater of: (i) the difference between the MARC and the total of the actual MARC-eligible charges incurred for that year or (ii) the greatest difference between any of the subMARCs and the total of the actual subMARC-eligible charges incurred for that year.

4. Attachment Price - The Attachment Price for the AT&T Services provided under this Attachment is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in the Service Guide, except for those Rates specified in Section 7., following.

5. Discounts - All discounts are applied monthly, applied in the same manner as specified in the Service Guide, are the only discounts that apply to the Services/Offers Provided under this Attachment, and no other discounts will apply.

A. AT&T SDN OneNet Services/AT&T Toll-Free Services - The following discounts will be in lieu of the OneNet Discount Option Plan.

For Gross Monthly Usage Charges of:	Discount applied to Domestic SDN OneNet, Domestic and International Toll-Free Services Usage	Discount applied to International SDN OneNet Usage
$0+	45.0%	25.0%
DELETED	DELETED	DELETED

B. AT&T Global Inbound Service – The Customer will receive a 23.0% discount on AT&T Global Inbound (U.S. to foreign and foreign to U.S.) usage charges in lieu of any other discounts for the same services.

AT&T PROPRIETARY

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

C. AT&T Frame Relay, International Satellite, Domestic and International Private Line and AT&T Local Channel Services

1. The Customer will receive the following discounts, in lieu of the DSVPP for Frame Relay Service, Domestic Private Line and Local Channel Services.

Service Components	Discount
The following DSVPP-Eligible Services and associated Service Components
Domestic Frame Relay Service, Bilateral Frame Relay	55.0%
Regional Frame Relay Service	50.0%
International Frame Relay Service (E2E FRS and IP Enabled Frame Relay-International Service)	25.0%
ASDS 64 kbps and below*	69.0%
ASDS 128 kbps and above*	62.0%
ACCUNET T1.5*	62.0%
ACCUNET T45*	80.0%
ACCUNET Fractional T45	20.0%
M-28 Multiplexing Office Functions	100%
International ACCUNET 2.048 Mbps Service-Mexico	50.0%
ACCUNET SONET T155*	50.0%
Private Line SONET OC12 Service	50.0%
ACCUNET GDA at speeds of 9.6/56/64 kbps	55.0%
Terrestrial 1.544 Mbps Local Channel Service
• Region 1 Local Channel	23.0%
• Region 2 Local Channel	23.0%
• Region 3 Local Channel	23.0%
• Region 4 Local Channel	27.0%
• Region 5 Local Channel	31.0%
• Region 6 Local Channel	37.0%
• Region 7 Local Channel	35.0%
• Other DSVPP-eligible Components	15.0%
VGLCs	10.0%
DDLCs at speeds of 9.6/56/64 kbps	25.0%
Terrestrial 45 Mbps Local Channels	49.0%
Voice Grade Private Line Service-Overseas Half Channel	25.0%
International ACCUNET Digital Services-Half Channel	55.0%
International Full Channel Service-Overseas-Overseas Cable Digital Channel	55.0%

*	AT&T Canada and Mexico Services as specified in the Service Guide.

Colorado Video Center

For AT&T Executive Video Service Conference Calls (video service provisioned out of the Colorado Center), a 20% discount will apply to rates as specified in the AT&T Business Service Guide located at http://www.att.com/serviceguide/business, (the “Service Guide”) as amended from time to time.

AT&T PROPRIETARY

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

6. Classifications, Practices and Regulations

A. Promotions, Credits and Waivers - The Customer is ineligible for any promotions, credits or waivers for the Services/Offers Provided under this Attachment, in the Service Guide. The Customer is eligible for Waiver Package Options A, B, C and D, as specified in the Service Guide.

The following credits and waivers apply only to the Services/Offers Provided under this Attachment and as specified below. The minimum retention period associated with these credits and waivers is 12 months, unless specified otherwise below.

1. Waivers

(a) The recurring Monthly Charges for the following new and existing AT&T Private Line and AT&T Local Channel Services associated with the AT&T Terrestrial 1.544 Mbps and 56/64 kbps ACCUNET GDA Local Channel Services provided under this Attachment, provided such DSVPP-eligible service components are associated directly with the Services provided under this Attachment: (1) ACCUNET T1.5/ASDS Access Connections, (2) associated Access Coordination Functions (3) ACCUNET T1.5 M-24 Multiplexing Office Functions. There is no minimum retention period associated with this waiver.

(b) The recurring Monthly Charges for the following new and existing DSVPP-eligible service components: (1) ACCUNET T45 Access Connections; and (2) Access Coordination Functions associated with AT&T Terrestrial 45 Mbps Local Channels provided under this Attachment. There is no minimum retention period associated with this waiver.

(c) Operator set up fees and Reservation fees are waived under this Attachment.

(d) 75% of the Monthly Recurring Charge for Primary Rate Interface Office Functions, in lieu of the waiver specified in Waiver Package B.

2. Credits

(a) DELETED

(b) DELETED

B. Discontinuance - In lieu of any Discontinuance With or Without Liability provisions that are specified in the Service Guide, the following provisions shall apply.

1. The Customer may discontinue this Attachment prior to the end of the Attachment Term, provided the Customer replaces this Attachment with other AT&T Services or another AT&T Attachment for AT&T Interstate Services having: (i) an equal or greater new annualized commitment for the Services/Offers Provided under this Attachment, and (ii) a new term equal to or greater than the remaining term, but not less than 3 years. For the AT&T SDN OneNet Services, AT&T Global Inbound Service, AT&T Audio and Video TeleConference Services; AT&T Toll-Free; AT&T FRS; AT&T International Satellite Service; AT&T Private Line Services; and AT&T Local Channel Services provided under this Attachment, the Customer will also be billed a Prorated Shortfall Charge in an amount equal to the difference between: (1) the AT&T SDN OneNet Services, AT&T Global Inbound Service, AT&T Audio and Video TeleConference Services; AT&T Toll-Free; AT&T FRS; AT&T International Satellite Service; AT&T Private Line Services; and AT&T Local Channel Services MRC.

AT&T PROPRIETARY

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

2. If the Customer discontinues this Attachment for any reason other than specified above, prior to the expiration of the Attachment Term, a Termination Charge will apply. For the AT&T SDN OneNet Services, AT&T Global Inbound Service, AT&T Audio and Video TeleConference Services; AT&T Toll-Free; AT&T FRS; AT&T International Satellite Service; AT&T Private Line Services; and AT&T Local Channel Services provided under this Attachment, the Termination Charge will be an amount equal to 35% of the unsatisfied AT&T SDN OneNet Services, AT&T Global Inbound Service, AT&T Audio and Video TeleConference Services; AT&T Toll-Free; AT&T FRS; AT&T International Satellite Service; AT&T Private Line Services; and AT&T Local Channel Services MRC remaining in the Attachment Term.

C. Availability - DELETED

D. Monitoring Conditions - DELETED

AT&T PROPRIETARY

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

7. Rates - The following rates apply in lieu of the corresponding rates set forth in the Service Guide. Other charges apply including, but not limited to, payphone, PICC and USF charges as set forth in the Service Guide.

A. SDN OneNet Rate Schedules

•	Are stabilized for the Attachment Term

•	The rates listed below apply for all Mileages & Bands and for all rate periods

•	Are billed in Initial Period of 6 Seconds or Fraction thereof and Additional Period of 6 Seconds or Fraction thereof.

•	DELETED

Rates Schedules	Initial 6 Seconds or Fraction	Each Additional 6 Seconds or Fraction
A, A-PV	$0.0091	$0.0091
B(a), B-PV(a), B(b), B-PV(b)	$0.0033	$0.0033
C(a), C(b), C-PV	$0.0039	$0.0039
E	$0.0102	$0.0102
H1	$0.0133	$0.0133
H2	$0.0186	$0.0186
K	$0.0122	$0.0122

B. International Calling Capability – Additional Rates

•	Are stabilized for the Attachment Term

•	Rates apply for all days of the week including holidays and apply to all rate periods.

•	DELETED

U.S. Mainland Usage Rates

Country	DEDICATED ACCESS Per Minute	SWITCHED ACCESS Per Minute
China, People’s Republic of	$0.120	$0.140
India	$0.200	$0.280
Philippines	$0.193	$0.213
Singapore, Republic of	$0.120	$0.140
United Kingdom (including the Channel Islands, Isle of Man, Northern Ireland, Scotland and Wales)	$0.0610	$0.0880

DELETED

DELETED

AT&T PROPRIETARY

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

C. AT&T Toll-Free Service Rate Schedules - The rates listed below apply for all Service Areas and for all rate periods. The following rates are stabilized for the Attachment Term.

Per Minute of Use
AT&T Toll-Free MEGACOM Service-Domestic	$0.033
AT&T Toll-Free READYLINE Service-Domestic	$0.091
AT&T Toll-Free Multimedia Service	$0.139

D. Toll-Free Information Forwarding-2 (INFO-2) - The following rate is stabilized for the Attachment Term.

Usage Charge
- Per caller number information delivered	$0.0050

E. AT&T MEGACOM Service Schedules A and B - The following rates are stabilized for the Attachment Term. These rates become invalid on December 31, 2004 at which time the contracted MEGACOM rates will revert to standard tariff rates for any remaining MEGACOM usage.

	Initial 6 Seconds			Each Additional 6 Seconds
	Day	Evening	Night	Day	Evening	Night
All Mileages & Bands	$0.0056	$0.0056	$0.0056	$0.0056	$0.0056	$0.0056

F. AT&T Toll-Free MEGACOM Service-International and AT&T Toll-Free READYLINE Service-International - The following rates are stabilized for the Attachment Term.

1. Rate Schedule for AT&T Toll-Free MEGACOM Service-Canada

	DAY RATE Mon-Fri 8AM-6PM		EVENING RATE Mon-Fri /Sat-Sun 6PM-12Mid/8AM-12Mid		NIGHT RATE Mon-Sun 12Mid-8AM
Rate Step	Initial 30 Secs or Frac’t	Each Add’l 1 Sec or Frac’t	Initial 30 Secs or Frac’t	Each Add’l 1 Sec or Frac’t	Initial 30 Secs or Frac’t	Each Add’l 1 Sec or Frac’t
1-6	$0.1260	$0.0042	$0.1260	$0.0042	$0.1260	$0.0042

2. Rate Schedule for AT&T Toll-Free READYLINE Service-Canada

	DAY RATE Mon-Fri 8AM-6PM		EVENING RATE Mon-Fri /Sat-Sun 6PM-12Mid/8AM-12Mid		NIGHT RATE Mon-Sun 12Mid-8AM
Rate Step	Initial 30 Secs or Frac’t	Each Add’l 1 Sec or Frac’t	Initial 30 Secs or Frac’t	Each Add’l 1 Sec or Frac’t	Initial 30 Secs or Frac’t	Each Add’l 1 Sec or Frac’t
1-6	$0.1410	$0.0047	$0.1410	$0.0047	$0.1410	$0.0047

AT&T PROPRIETARY

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

3. Rate Schedule for AT&T Toll-Free MEGACOM Service-Mexico

Rate Areas 1 - 5

	Standard Period		Economy Period
Service Areas	Initial 30 Secs or Frac’t	Each Add’l 1 Sec or Frac’t	Initial 30 Secs or Frac’t	Each Add’l 1 Sec or Frac’t
M1	$0.2220	$0.0074	$0.2220	$0.0074
M2	$0.2220	$0.0074	$0.2220	$0.0074
M3	$0.4380	$0.0146	$0.4380	$0.0146
M4	$0.4380	$0.0146	$0.4380	$0.0146

4. Rate Schedule for AT&T Toll-Free READYLINE Service-Mexico

	Standard Period		Economy Period
Service Areas	Initial 30 Secs or Frac’t	Each Add’l 1 Sec or Frac’t	Initial 30 Secs or Frac’t	Each Add’l 1 Sec or Frac’t
M1	$0.2370	$0.0079	$0.2370	$0.0079
M2	$0.2370	$0.0079	$0.2370	$0.0079
M3	$0.4530	$0.0151	$0.4530	$0.0151
M4	$0.4530	$0.0151	$0.4530	$0.0151

G. AT&T Advanced Toll-Free Service

ADR Usage Charge *

For each call routed to an alternate destination	$0.03

*	In addition to the usage rates for AT&T Toll-Free MEGACOM Service, AT&T Toll-Free READYLINE, the following apply to ADR per location:

Toll-Free Next Available Agent Routing, Rates

Usage	Charge Per Redirected Call
- applied Monthly per dialed number	$.03

AT&T PROPRIETARY

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

H. AT&T Audio and Video TeleConference Services -

1. AT&T Audio-Teleconference Bridge Service - The following rates are stabilized for the Attachment Term.

Call Type	Per Minute Usage Charge
AT&T Dial-Out/Operator Assisted Conference Calls
Bridge Port Usage Charge	$0.18
Conference Leg Usage Charge	$0.03

Meet-Me/Operator Assisted Bridge Arrangement Option 2/Toll-Free
Bridge Port Usage Charge	$0.12
Conference Leg Usage Charge	$0.03

Meet-Me/Automated Access Bridge Arrangement Option 2/Toll-Free
Bridge Port Usage Charge	$0.06
Conference Leg Usage Charge	$0.03

Meet Me/Operator Assisted Bridge Arrangement Option 3/Caller Paid
Bridge Port Usage Charge	$0.12

Meet-Me/Automated Access Bridge Arrangement Option 3/Caller Paid
Bridge Port Usage Charge	$0.09

Meet-Me/Automated Access Bridge Arrangement Option 2/Toll-Free/Reservationless
Bridge Port Usage Charge	$0.05
Conference Leg Usage Charge	$0.03

Meet-Me/Automated Access Bridge Arrangement Option 3/Caller Paid/Reservationless
Bridge Port Usage Charge	$0.08

AT&T PROPRIETARY

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

AT&T Event TeleConference Service - The following rates are stabilized for the Attachment Term.

Call Type Dial In/Dial Out	Price Per Port Minute of use
Domestic Operator Dial Out	$.55
Domestic Toll Free Dial In	$.45
Domestic Caller Paid Dial In	$.40

AT&T Event TeleConference Service

Call Type Dial In/Dial Out	Price Per Port Minute of use
Domestic Operator Dial Out	$.55
Domestic Toll Free Dial In	$.35
Domestic Caller Paid Dial In	$.30

AT&T Premier TeleConference Service

Call Type Dial In/Dial Out	Price Per Port Minute of use
Domestic Operator Dial Out	$.55
Domestic Toll Free Dial In	$.35
Domestic Caller Paid Dial In	$.30

AT&T PROPRIETARY

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

I. AT&T Frame Relay Service – Ports

Port Charges Table

•	The following rates apply in lieu of the corresponding rates set forth in the Service Guide, and are stabilized for the Attachment Term.

Domestic and Global Port Installation and Monthly Recurring Charges

Port Charges Table

Port Speed (bps)	Domestic Port Monthly Charge	Global Port Monthly Charge	Port Installation Charge
56k	$526.00C	$1,645.00	$800.00
		AT&T reference date: 12/20/2003

C = Custom Rate

J. AT&T International End-to-End Frame Relay Service (FRS)

For International End-to-End FRS, Service Guide Schedule B rates and the Schedule A Country Availability Matrix will apply to applicable service components. Note: Not all speeds are available in all countries.

K. AT&T IP Enabled Frame Relay-International Service (IPFR-I)

For AT&T IP Enabled Frame Relay-International Service, Service Guide Schedule B rates will apply to applicable service components. Note: Not all speeds are available in all countries.

AT&T PROPRIETARY

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

L. AT&T Local Channel Services

•	The following rates are in lieu of the corresponding rates as set forth in the Service Guide and are stabilized for the Attachment Term.

1. AT&T ACCUNET Generic Digital Access (GDA) Service 9.6/56/64 kbps Local Channel Services

Local Channel Mileage	AT&T ACCUNET GDA 9.6/56/64 kbps Local Channel Fixed Monthly Charge	AT&T ACCUNET GDA 9.6/56/64 kbps Local Channel Per Mile Charge
0-5	$220.00	$0.00
6-10	$267.00	$0.00
11-20	$295.00	$0.00
21-50	$325.00	$0.00
51+	$250.00	$3.50
	AT&T Reference date: N/A

2. AT&T Terrestrial 1.544 Mbps Local Channel Services – Local Channels furnished between the Customer’s Premises and the AT&T Central Office

Local Channel Mileage	AT&T Terrestrial 1.544 Mbps Local Channel Fixed Monthly Charge	AT&T Terrestrial 1.544 Mbps Local Channel Per Mile Charge
0	$220.00	$0.00
1-5	$330.00	$0.00
6-10	$372.00	$0.00
11-20	$462.00	$0.00
21-50	$660.00	$0.00
51+	$550.00	$6.60
	AT&T Reference date: N/A

(NOTE: Local Channels discounted under an AVA or AVP are not eligible for the rates or discounts listed in this Pricing Schedule.)

AT&T PROPRIETARY

Aegis Communications Group, Inc. WK-52821V5	For AT&T Administrative Use Only

If this attachment is not executed by the customer by 08/15/2005, AT&T reserves the rights to withdraw this attachment.	Master Agreement No. 100523
Attachment No. 14173
Original Effective Date: July 20, 2000
Amended Effective Date:

AT&T Service Order Attachment-Voice/Data Services

M. AT&T Private Line Service

1. ACCUNET Spectrum of Digital Service InterOffice Channel

ACCUNET Spectrum of Digital Service Interoffice Channel Monthly Charges

Speed	Fixed	Per Mile
9.6/56/64 kbps	$710.00	$0.86
	AT&T reference date: N/A

2. ACCUNET Spectrum of Digital Service InterOffice Channel

ACCUNET Spectrum of Digital Service InterOffice Channel Monthly Charges

Channel Speed	Fixed	Per Mile
128 kbps	$700.00	$0.35
192 kbps	$714.00	$0.36
256 kbps	$729.00	$0.37
320 kbps	$744.00	$0.38
384 kbps	$759.00	$0.39
448 kbps	$775.00	$0.40
512 kbps	$791.00	$0.41
576 kbps	$807.00	$0.42
640 kbps	$824.00	$0.43
704 kbps	$841.00	$0.44
768 kbps	$858.00	$0.45
	AT&T reference date: N/A

3. ACCUNET T1.5 Service Inter Office Channel

ACCUNET T1.5 Service Inter Office Channel Monthly Charges

Mileage	Fixed	Per Mile
1 – 300	$684.00	$0.00
301+	$260.00	$1.57
	AT&T reference date: N/A

4. ACCUNET T45 Service InterOffice Channel

The following rates apply in lieu of the corresponding rates set forth in the Service Guide, and are stabilized for the Attachment Term.

ACCUNET T45 Service InterOffice Channel Monthly Charges

Mileage	Fixed	Per Mile
1-300	$10,000.00	$12.00
301+	$3,100.00	$35.00
	AT&T reference date: NA

AT&T PROPRIETARY

AT&T MA Reference No. 100523

AT&T OneNet Service

Addendum # 1

CUSTOMER Legal Name (“Customer”)	AT&T Corp. (or enter AT&T signing entity) (“AT&T”)	AT&T Sales Contact Name ☒ Primary Contact

Aegis Communications Group	AT&T Corp.	Name Jay W. Kizzia

CUSTOMER Address	AT&T Corp. Address and Contact	AT&T Sales Contact Information

Street Address 8001 Bent Branch Drive	55 Corporate Drive	Street Address 5501 LBJ Freeway
City Irving	Bridgewater, New Jersey 08807	City Dallas
State / Province TX Country USA		State / Province TX Country USA
Domestic / International / Zip Code 75063	Attn: Master Agreement Support Team	Domestic / International / Zip Code 75240
Fax 972-778-4482
Email jkizzia@att.com
Sales/Branch Manager Gayann
Reynolds
SCVP Name Gayann Reynolds

CUSTOMER Contact	AT&T Address and Contact (if signing entity other than AT&T Corp.)	AT&T Authorized Agent Information (if applicable) ☐ Primary Contact
Name Kannan Ramasamy	Name	Name
Title CEO	Title	Company Name
Telephone 972-830-1827	Telephone	Agent Address
Fax 972-868-0267	Street Address	City
Email rkannan@aegiscomgroup.com	City	State / Province Country
State / Province Country
	Domestic / International / Zip Code	Domestic / International / Zip Code

Telephone
Fax Email
Agent Code

CUSTOMER Billing Address

Street Address 8001 Bent Branch Drive
City Irving
State / Province TX Country USA
Domestic / International / Zip Code: 75063

This Addendum # 1 to AT&T OneNet Service is part of the Agreement between AT&T and Customer referenced above.

AGREED:		AGREED:
CUSTOMER: Aegis Communications Group		AT&T Corp.

By:	/s/ Kannan Ramasamy	By:	/s/ Gayann Reynolds
	(Authorized Signature)		(Authorized Signature)

(Typed or Printed Name)		(Typed or Printed Name)

(Title)		(Title)

(Date)		(Date)

AT&T and Customer Proprietary

Addendum # 1 to

AT&T OneNet Service

1.	SERVICES AND/OR CONTRACT DOCUMENT NAME

AT&T OneNet Service

Upon Customers written request, but not more than once in any rolling 12-month period and no later than the ninth month of any Term year, AT&T will review with Customer the status of its revenue/volume commitments compared to available traffic, and the pricing (taken as a whole) of the AT&T services provided compared to similarly-situated AT&T customers. If AT&T and Customer agree that revisions to the Attachment or Pricing Schedule could be appropriate in light of the review conducted, then AT&T and Customer will cooperate in efforts to develop a mutually agreeable alternative proposal that will satisfy the concerns of both parties and comply with all applicable legal and regulatory requirements. By way of example and not limitation, such alternative proposal may include changes in rates, nonrecurring charges, revenue and/or volume commitments, discounts, the Term and other provisions. If the parties reach mutual agreement on an alternative, AT&T will prepare and file any necessary tariff revisions and/or the parties will sign a contractual amendment, or replacement Attachment or Pricing Schedule, to implement any mutually agreeable alternative proposal, subject to all applicable legal and regulatory requirements. This provision shall not apply to a change resulting from a decision by Customer to transfer portions of its traffic or projected growth to carriers other than AT&T. This provision does not constitute a waiver of any charges, including shortfall charges, incurred by Customer prior to the time any revised Agreement goes into effect.

AT&T and Customer Proprietary

RELEASE AND

SETTLEMENT AGREEMENT

This Release and Settlement Agreement (“Agreement”) is entered into this 1st day of June, 2005 by and between AT&T Corp. (“AT&T”) and Aegis Communications Group (“Customer”).

Recitals

WHEREAS, Customer has subscribed since October 1, 2000 to AT&T SDN OneNet Service under Account Number 10008947045 with a $7,400,000 Minimum Annual Revenue Commitment and a 84 month term (the “Former Service”);

WHEREAS, a dispute has arisen concerning Customer’s acknowledgment of certain commitments and liabilities concerning the Former Service as a result of unrelated negative changes to Customer’s business (the “Dispute”);

WHEREAS, AT&T and Customer now wish to resolve this Dispute;

THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. Service Migration

(a) Customer shall execute all necessary documentation to change to an AT&T SDN OneNet Service with a $3,400,000 Minimum Annual Revenue Agreement (the “New Service”). This change shall become effective 1 day June, 2005 (the “Effective Date”).

(b) The New Service shall be for a term of 60 months from the Effective Date.

(c) The Former Service shall be terminated as of the Effective Date.

(d) AT&T shall waive all tariffed shortfall and termination charges incurred by Customer in connection with the Former Service on or before the Effective Date.

(e) Customer shall remain liable for all usage charges incurred on the Former Service.

2. Release

In consideration of the promises contained in this Agreement, AT&T and Customer hereby release and discharge each other (and each other’s shareholders, officers, directors, affiliates and successors) from any and all claims, damages, actions, judgments, obligations, demands or liabilities, known or unknown, foreseeable or unforeseeable, until and including the date of the Agreement, which each may have against the other regarding the Dispute.

3. Breach of Agreement

In the event that Customer does not comply with Section 1 of this Agreement, AT&T may, at its option and without further notice to Customer, commence an action against Customer to recover all amounts then owed and outstanding.

4. Entire Agreement

In addition to Customer’s subscription to the New Service, (see 1 (a) above), this Agreement is the sole, only, entire and complete agreement of the parties relating to the subject matter hereof. No statements, promises or representations have been made by any party to any party, or are relied upon, and no consideration has been or is offered, promised, expected or held out, other than as stated in this Agreement. There are no oral or written collateral agreements. All prior discussions and negotiations have been, and are, merged and integrated into, and are superseded by, this Agreement.

5. Ownership of Claim

The parties hereto warrant that they have not assigned or transferred, in any manner, to any person or entity, any right or interest to which they may be entitled regarding the dispute between the parties. Each party warrants and represents to the other party that it is owner and holder of all rights concerning the claim that is the subject of this Agreement.

6. No Admission of Liability

This Agreement, the contents thereof or its execution shall not be construed as any admission of liability by either party.

7. Legal Counsel

Each of the parties represents that in the execution of this Agreement, and the negotiations leading thereto, it had the opportunity to consult legal counsel of its own selection. Prior to the execution of this Agreement by each party, the party’s attorney, if any, reviewed this Agreement, made any desired changes and advised the party with respect to the advisability of making the settlement and release provided herein and of executing this Agreement.

8. Applicable Law

This Agreement shall be construed in accordance with and be governed by the internal laws of the State of New York in effect as of the date of execution.

9. Enforcement of Agreement

If any action at law or in equity, including an action for declaratory or injunctive relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to all of its costs in prosecuting or defending said action, including a reasonable amount of its attorneys’ fees, which may be set by the court in which the action for enforcement if brought, or in separate action for that purpose, in addition to any other relief to which the prevailing party may be entitled.

10. Confidentiality

The parties agree to keep both the fact of and consideration for this Agreement confidential and agree not to disclose it to others (unless required by law, regulation, a court or regulatory agency of competent jurisdiction, or for the purposes of financial reporting). Customer further agrees that, if asked about the dispute described herein, Customer will respond only that the dispute has been resolved satisfactorily.

11. Miscellaneous

(a) The delay or failure of a party to exercise any right, power or privilege hereunder or failure to strictly enforce any breach or default shall not constitute a waiver with respect thereto and no waiver of any such right, power, privilege, breach or default on any one occasion shall constitute a waiver thereof on any subsequent occasion unless clear and express notice thereof in writing is provided.

(b) If any provision of this Agreement is held to be invalid or unenforceable, all other provisions shall nevertheless continue in full force and effect.

IN WITNESS WHEREOF, the parties have affixed their signatures effective as of the date first above written.

AT&T CORP.	AEGIS COMMUNICATIONS GROUP

/S/ MARY ELLEN MAHAN	/S/ KANNAN RAMASAMY
(Authorized Signature)	(Authorized Signature)

(Typed or Printed Name and Title)	(Typed or Printed Name and Title)

8/16/05	7/29/05
(Date Signed)	(Date Signed)

THIS AGREEMENT IS NOT ACCEPTED UNTIL SIGNED BY AT&T.

AT&T MA Reference No. 100523

AT&T Voice/Data Service

Service Order Attachment

CUSTOMER Legal Name (“Customer”)	AT&T Corp. (or enter AT&T signing entity) (“AT&T”)	AT&T Sales Contact Name ☒ Primary Contact

Aegis Communications Group	AT&T Corp.	Name Jay W. Kizzia

CUSTOMER Address	AT&T Corp. Address and Contact	AT&T Sales Contact Information

Street Address 8001 Bent Branch Drive	55 Corporate Drive	Street Address 5501 LBJ Freeway
City Irving	Bridgewater, New Jersey 08807	City Dallas
State / Province TX Country USA		State / Province TX Country USA
Domestic / International / Zip Code 75063	Attn: Master Agreement Support Team	Domestic / International / Zip Code 75240
Fax 972-778-4482
	Email mast@att.com	Email jkizzia@att.com
Sales/Branch Manager Gayann Reynolds
SCVP Name Gayann Reynolds

CUSTOMER Contact	AT&T Address and Contact (if signing entity other than AT&T Corp.)	AT&T Authorized Agent Information (if applicable) ☐ Primary Contact

Name Kannan Ramasamy	Name	Name
Title CEO	Title	Company Name
Telephone 972-830-1827	Telephone	Agent Address
Fax 972-868-0267	Street Address	City
Email rkannan@aegiscomgroup.com	City	State / Province Country
	State / Province Country	Domestic / International / Zip Code
	Domestic / International / Zip Code	Telephone
Fax
Email
Agent Code

CUSTOMER Billing Address

Street Address 8001 Bent Branch Drive
City Irving
State / Province TX Country USA
Domestic / International / Zip Code: 75063

This Service Order Attachment (and its schedules) is part of the Agreement between AT&T and Customer referenced above.

In the event of a conflict among terms, the order of descending priority shall be this Service Order Attachment, the Agreement’s general terms and conditions, and the AT&T Service Guide.

Customer hereby places an order for:

☐ New Attachment	☒ Amendment to Attachment No. 14173, which amends and restates the Service Order Attachment and provides that any Addendum to the SOA that is not attached to this Amendment is not amended hereby and remains in effect.

AGREED:		AGREED:

CUSTOMER: Aegis Communications Group		AT&T Corp.

By:	/s/ Kannan Ramasamy	By:	/s/ Gayann Reynolds
	(Authorized Signature)		(Authorized Signature)

(Typed or Printed Name)		(Typed or Printed Name)

(Title)		(Title)

(Date)		(Date)

AT&T and Customer Proprietary

AT&T Voice and Data Service